EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement ("Agreement") is made and entered into as of September 30, 1998, by and among Albert Ray Allison III ("Seller"); Donnebrooke Corporation, a Delaware corporation (the "Company"); and Halter Capital Corporation, a Texas corporation ("HCC").

                                    RECITALS

         A. Seller is the owner of 19,490,735 shares of the common stock, par value $.00001 per share, of the Company (which represents approximately 51% of the total number of issued and outstanding shares of the Company) which he is willing to sell to HCC (the "Shares") and Seller is currently the control shareholder of the Company;

         B. Halter Capital Corporation is willing to acquire from Seller the controlling interest in the Company's common stock represented by the Shares pursuant to the terms and conditions of this Agreement; and

         C. The Company desires to join in the execution of the Agreement for the purpose of evidencing its consent to the consummation of the foregoing transaction and for the purpose of making certain representations and warranties to and covenants and agreements with HCC.

NOW, THEREFORE, for and in consideration of the mutual promises and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:


         1. Purchase of the Shares by HCC. Subject to and upon the terms and conditions contained herein, on the Closing Date (as defined herein), Seller shall sell, transfer, assign, convey and deliver to HCC, free and clear of all adverse claims, security interests, liens, claims and encumbrances (other than restrictions under state and federal securities laws) and HCC shall purchase, accept and acquire from Seller, the Shares.

         2. Purchase Price. The Purchase Price for the Shares is $20,000. On the Closing Date HCC shall deliver to Seller the sum of $20,000. in the form of a cashier's check payable to the order of the Seller.

         3. Closing. Subject to the conditions precedent set forth herein, the purchase of the Shares shall take place either (i) on a date and at a place to be mutually agreed upon between the parties or

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(ii) by the exchange of documents  via courier,  on or before  October 16, 1998.
Such date is herein referred to as the "Closing Date".

         4. Representations and Warranties of HCC. Unless specifically stated otherwise, HCC represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Authorization and Validity. The execution, delivery and performance by HCC of this Agreement and the consummation of the transaction contemplated hereby have been duly authorized by HCC. This Agreement has been or will be as of the Closing Date duly executed and delivered by HCC and constitutes or will constitute legal, valid and binding obligations of HCC, enforceable against HCC in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  B. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for HCC to consummate the purchase of the Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of any agreement to which HCC is a party or by which it is bound nor, to the best of HCC's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over HCC.

                  C. Investment Intent. HCC is acquiring the Shares for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution of all or any part thereof, except (i) in an offering covered by a registration statement filed with the Securities and Exchange Commission under the Securities Act covering the Shares, or (ii) pursuant to an applicable exemption under the Securities Act.

                  D. Disclosure of Information. HCC acknowledges that it or its representatives have been furnished with information regarding the Company and its business, assets and financial condition to allow HCC to make an informed decision regarding an investment in the Shares. HCC has had an opportunity to ask questions of and receive answers from the Company regarding the Company and its business, assets and financial condition.

                  E. Investment Experience. HCC acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

                  F. Restricted Securities. HCC understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and

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applicable  regulations  the  Shares  cannot be sold or  otherwise  disposed  of without registration under the Securities Act or an exemption therefrom. In this connection, HCC represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

                  G. Legend. It is agreed and understood by HCC that the certificates representing the Shares shall each conspicuously set forth on the face or back thereof a legend in substantially the following form:

               THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         5. Representations and Warranties of Seller. Unless specifically stated otherwise, Seller represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Title to Stock. Prior to the Closing Date the Seller will cause the Shares to be transferred from the current form of registration into his name so that on the Closing Date Seller will be the sole registered owner and will have full right, power and authority to sell and convey the Shares and such Shares will be free and clear of any and all liens, mortgages, pledges, or other rights or encumbrances whatsoever, disclosed or undisclosed. On the Closing Date there will be no beneficial owners of such Shares or of any interest in or to any such Shares other than Seller. Upon delivery of the certificates representing the Shares to HCC for the consideration set forth herein, HCC shall be deemed to have obtained good and merchantable title to the Shares.

                  B. Authorization and Validity. This Agreement has been or will be as of the Closing Date duly executed and delivered by Seller and constitutes or will constitute legal, valid and binding obligations of Seller, enforceable against Seller in accordance with its respective terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

                  C. Consents/Approvals/Conflict. Except for the compliance with applicable federal and state securities laws, no consent, approval, authorization or order of any court or governmental agency or other body is required for Seller to consummate the sale of the Shares. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of any agreement to which Seller is a party or by which they are bound nor, to the best of Seller's knowledge and belief, any existing law, rule, regulation, or any decree of any court or

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governmental  department,  agency,  commission,  board or  bureau,  domestic  or foreign, having jurisdiction over Seller, nor result in the creation of any lien or other encumbrance upon the Shares.

                  D. Seller's Personal Affidavit. Based on the fact that the Seller has been the President and a Director of the Company and the owner of the Shares, the Seller shall execute and deliver to HCC at the Closing the seller's personal affidavit, in the form of Exhibit A hereto, stating that based on his personal knowledge the Company: (1) has conducted no business of any kind whatsoever for a period in excess of five years; (2) the Company is not indebted to any person in any amount, has no liability in any amount or legal obligation of any kind to any person, and has not created by contract or implication a lien, security interest or other encumbrance of any form in favor of any person;
(3) the Company has paid all taxes or governmental charges of any kind, including fines and penalties imposed by any governmental unit, which it is obligated to pay, except franchise taxes due to the State of Delaware; and (4) that the Company's books of account and corporate records, as delivered to HCC, are true, accurate and complete.


         6. Representations and Warranties of the Company. Unless specifically stated otherwise, the Company and Seller jointly and severally hereby represent and warrant that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

                  A. Organization of the Company. The Company was incorporated under the laws of the State of Delaware on April 19, 1988.

                  B. Capitalization. As of the execution date of this Agreement, the authorized capital stock of the Company consists of one billion shares of common stock, par value $.00001 per share, of which 37,333,000 shares are issued and outstanding. All of the issued and outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable. The Company is not a party to or bound by, nor does it have any knowledge of, any agreement, instrument, arrangement, contract, obligation, commitment or understanding of any character, whether written or oral, express or implied, relating to the sale, assignment, encumbrance, conveyance, transfer or delivery of any capital stock of the Company. The Company has no subsidiaries and no ownership of the securities of any other entity.

                  C. Documents Genuine. All originals and/or copies of the Company's articles of incorporation and bylaws, each amended to date, and all minutes of meetings and written consents in lieu of meetings of Shareholders, directors and committees of directors of the Company, financial data, and any and all other documents, material, data, files, or information which have been or will be furnished to HCC, are, to the best of the Company's knowledge, true, complete, correct and unmodified originals and/or copies of such documents, information, data, files or material.

                  D. Authorization and Validity. The execution, delivery and performance by the Company of this Agreement and the consummation of the transaction contemplated hereby has been

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duly  authorized  by the Company.  This  Agreement has been or will be as of the
Closing Date duly executed and delivered by the Company and constitutes or will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as may be
limited  by  applicable   bankruptcy,   insolvency  or  similar  laws  affecting
creditors' rights generally or the availability of equitable remedies.

                  E. Restrictive Covenants. At all times though and including the Closing Date, the Company shall conduct no business, make no commitments, but comply with all applicable laws, rules, and regulations. Furthermore, the Company will not, without the prior written consent of HCC, (i) make any changes in its capital structure, (ii) incur any liability in any amount or other form of obligation, (iii) incur any indebtedness for borrowed money, (iv) make any loans or advances, (v) declare or pay any dividend or make any other distribution with respect to its capital stock, (vi) issue, sell, deliver, or purchase or otherwise acquire for value any of its stock or other securities,
(vii) mortgage, pledge, or subject to encumbrance any of its assets, (viii) sell or transfer any of its assets, (ix) make an investment of any kind, (x) issue any options to purchase the capital stock of the Company, or (xi) employ any person or pay any wages or salary to any person.

                  F. Consents/Approvals/Conflict. Except for compliance with applicable federal and state securities laws and approval by the Company's Board of Directors, no consent, approval, authorization or order of any court or governmental agency or other body is required for the Company to execute and enter into this Agreement. Neither the execution, delivery, consummation or performance of this Agreement shall conflict with, constitute a breach of the Company's respective articles of incorporation or bylaws, as amended to date, or any note, mortgage, indenture, deed of trust or other agreement or instrument to which the Company is a party or by which it is bound nor, to the best of the Company's knowledge and belief, any existing law, rule, regulation, or any decree of any court or governmental department, agency, commission, board or bureau, domestic or foreign, having jurisdiction over the Company.

                  G. Financial Statements. The Company shall have furnished to HCC prior to the Closing Date a true, correct and complete copy of the last set of financial statements generated for the Company as set forth in the report on Form 10-K or 10-Q which the Company most recently filed with the Securities and Exchange Commission. The Company had no liabilities of any kind or nature whatsoever as of December 31, 1997 and will have no liabilities of any kind or nature whatsoever as of the Closing Date.

                  H. Taxes. All income, excise, unemployment, social security, occupational, sales or use taxes, and any and all other taxes, duties, assessments or charges levied, assessed or imposed upon the Company by the United States or by any state or municipal government or subdivision or instrumentality thereof which are due and payable as of the Closing Date have been duly paid, except for franchise taxes due to the State of Delaware, and all required tax returns or reports concerning any such items have been duly filed.

                  I. Guarantees or Indebtedness. There are, and as of the Closing Date there will

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be,  no  contracts  or  commitments  by  the  Company   directly  or  indirectly
guaranteeing the payment or performance (or both) of any obligations of any third party whatsoever including the Company's shareholders. As of the Closing Date the Company is not indebted to any of its officers, directors, employees or shareholders.

                  J. Pending or Threatened Litigation. There are no actions, governmental investigations, suits, arbitrations or other administrative, criminal or civil actions pending or threatened against the Company. In addition, to the best of the Company's knowledge, the Company does not know of any basis that exists for any such action, suit, investigation, arbitration or proceeding.

                  L. Disclosure. No representations or warranties by the Company in this Agreement and no statement contained in any document (including, without limitation, financial statements), certificate, or other writing furnished or to be furnished by the Company or the Seller to HCC pursuant to the provisions hereof or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was made, in order to make the statements herein or therein not misleading.

                  M. Contracts; Hidden Liabilities. As of the Closing Date there will be no contracts, agreements, arrangements or understandings entered into by, or binding upon, the Company which cannot be immediately terminated. As of the Closing Date the Company will have no obligations or liabilities of any kind which have been hidden.


         7. Conditions to Obligations of HCC. All obligations of HCC under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the absolute discretion of HCC, be waived by HCC):


                  A. Documents Delivered to HCC. At the Closing, the following documents shall be delivered to HCC:

                  (i) Certificate(s) representing the Shares to be delivered pursuant to this Agreement duly endorsed or accompanied by duly executed stock powers;

                  (ii) A certificate executed by Seller and the Company dated the Closing Date, certifying that:

                           (A) The  representations and warranties of Seller and
                  the Company contained in this Agreement are then true in all respects; and

                           (B) Seller and the  Company  have  complied  with all
                  agreements and conditions required by this Agreement to be performed or complied with by it;

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                  (iii) The Seller's personal affidavit in the form of Exhibit A hereto, as required by subsection 5.D. of this Agreement;

                  (iv) Resignations signed by all of the Company's officers and directors, and a certificate in the form of Exhibit B hereto, duly executed by the Company setting forth the resolution pursuant to which new directors have been elected for the Company, dated the Closing Date, electing those persons designated by HCC as directors of the Company; and

                  (v) All original corporate books and records, including the Company's certified financial statements, minute books and corporate seal as requested by HCC or which may be appropriate or necessary for HCC to continue the business of the Company.


         8. Conditions to Obligations of Seller. All obligations of Seller under this Agreement are subject to the fulfillment, prior to or on the Closing Date, of each of the following conditions (any one or more of which may, in the absolute discretion of Seller, be waived by Seller):


                  A.  Documents  Delivered  to  Seller.   At  the  Closing,  the
following documents shall be delivered to Seller:

                  (i) a cashier's check payable to the order of the Seller for $20,000; and

                  (ii) a certificate  executed  by HCC dated the  Closing Date, certifying that:

                           (A)  The   representations   and  warranties  of  HCC
                  contained in this Agreement are then true in all respects; and

                           (B)  HCC  has  complied  with  all   agreements   and
                  conditions required by this Agreement to be performed or complied with by it.


          9. Indemnification by HCC. HCC hereby agrees to indemnify and hold harmless Seller for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the representations and warranties made by HCC in this Agreement, and (ii) any failure of HCC duly to perform any covenant in this Agreement to be performed by HCC.


         10. Indemnification by Seller. Seller hereby agrees to indemnify and hold harmless HCC and its successors and assigns for the full amount of all losses, claims, expenses or liabilities (including without limitation reasonable attorneys' fees) arising from or relating to (i) any breach of the

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representations and warranties made by Seller and the Company in this Agreement, and (ii) any failure of Seller and the Company duly to perform any covenant in this Agreement to be performed by them.


         11.  Miscellaneous.

                  A. Amendment. This Agreement may be amended, modified, or supplemented only by an instrument in writing executed by all the parties hereto.

                  B. Assignment. Neither this Agreement nor any right created hereby shall be assignable by any party hereto without the written consent of the party not seeking assignment.

                  C. Parties In Interest; No Third Party Beneficiaries. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, legal representatives, successors and assigns of the parties hereto. This Agreement shall not be deemed to confer upon any person not a party hereto any rights or remedies hereunder.

                  D. Entire Agreement. This Agreement constitutes the entire agreement of the parties regarding the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

                  E. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom. Furthermore, in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement a provision as similar in its terms to such illegal, invalid, or unenforceable provision as may be possible and be legal, valid and enforceable.

                  F. Survival of Representations, Warranties and Covenants. The representations, warranties and covenants contained herein shall survive the Closing and all statements contained in any certificate, affidavit or other instrument delivered by or on behalf of Seller, the Company, or HCC, as the case may be, and, notwithstanding any provision in this Agreement to the contrary, shall survive the Closing.

                  G.   Governing   Law.  THIS   AGREEMENT  AND  THE  RIGHTS  AND
OBLIGATIONS  OF THE  PARTIES  HERETO  SHALL BE  GOVERNED  BY AND  CONSTRUED  AND

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ENFORCED IN ACCORDANCE  WITH THE  SUBSTANTIVE  LAWS (BUT NOT THE RULES GOVERNING
CONFLICTS OF LAWS) OF THE STATE OF TEXAS.

                  H.  Captions.  The  captions   in   this  agreement  are   for
convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

                  I. Gender and Number. When the context requires, the gender of all words used herein shall include the masculine, feminine and neuter and the number of all words shall include the singular and plural.

                  J. Notice. Any notice or communication hereunder must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person. Such notice shall be deemed received on the date on which it is hand delivered or on the third business day following the date on which it was mailed. For purposes of notice, the addresses of the parties shall be:

                  If to Seller: 327 Westheimer
                                Houston, Texas 77006

                  If to HCC:    16910 Dallas Parkway, Suite 100
                                Dallas, Texas 75248
                                Attn: Mr. Kevin B. Halter, Jr.

                  K. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

                  L. Further Assurances. From time to time subsequent to the execution of this Agreement, the parties hereto and each of them agree to take all such further action, and to execute and deliver all such additional documents, as are reasonably necessary to effect the transactions contemplated by this Agreement.

SELLER:    /s/ Albert Ray Allison III
           --------------------------------------
               Albert Ray Allison III

Donnebrooke Corporation

By:       /s/  Albert Ray Allison III
          ---------------------------------------
               Albert  Ray Allison III, President

Halter Capital Corporation

By:      /s/ Kevin B. Halter, Jr.
         ----------------------------------------
             Kevin B. Halter, Jr, Vice-President

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